SUPPLEMENT
                                     TO THE
                                   PROSPECTUS
                                DATED MAY 1, 2000
                                       FOR
                 PERSPECTIVE ADVISORS FIXED AND VARIABLE ANNUITY

                      JACKSON NATIONAL SEPARATE ACCOUNT III


The JNL/Janus Global Equities Series (the 'Series') will be closed to new contract holders as of September 1, 2000. The Series will still be available to existing contract holders, even if the contract holder does not have a current allocation in the Series. The Series will also be available to both new and existing contract holders as an underlying series of the JNL/S&P Conservative Growth Series II, the JNL/S&P Moderate Growth Series II, the JNL/S&P Aggressive Growth Series II, the JNL/S&P Very Aggressive Growth Series II, the JNL/S&P Equity Growth Series II and the JNL/S&P Equity Aggressive Growth Series II.


This Supplement is dated September 1, 2000.

(To be used with VC3657 Rev. 05/00)